Borrower's Confirmation of Security Agreement


     Confirmation of Security Agreement dated effective December 1, 1998 in favor of KeyBank National Association (the "Bank") given by Disc Graphics, Inc. ("Borrower").

     Borrower has entered into an Amended and Restated Credit Agreement dated the "Restated Credit Agreement") with the Bank, pursuant to which the Bank has agreed to modify and extend the terms of a prior credit agreement dated February 26, 1997 between the parties (the "Credit Agreement") in accordance with the terms of the Restated Credit Agreement.

     Pursuant  to  the  Credit  Agreement,   Borrower  previously  executed  and
delivered to the Bank a Security Agreement dated February 26, 1997 (the "Security Agreement"), under which Borrower granted the Bank a security interest in and to certain assets of Borrower, then existing or later acquired, described and defined as "Collateral" in Section 1(b)(ii) of the Security Agreement.

     Borrower has asked the Bank to modify and extend the terms of the Credit Agreement, and the Bank agreed to do so, but only on condition that the Borrower confirms to the Bank that its interest in the Collateral given under the Security Agreement in connection with the Credit Agreement constitutes a valid security in favor of the Bank for the purposes of the Restated Credit Agreement.

     Accordingly, to induce the Bank to modify and extend the terms of the Credit Agreement in accordance with the terms of the Restated Credit Agreement and in consideration therefor, Borrower confirms, acknowledges and represents to the Bank as follows:

     The Security Agreement is in full force and effect in accordance with the terms thereof, and constitutes a legal, binding and enforceable agreement of Borrower. The Security Agreement covers and grants the Bank a first lien priority interest in all assets and properties of Borrower now existing or hereafter acquired which constitute Collateral. All warranties and representations set forth in the Security Agreement respecting Borrower are true and correct, and all covenants of Borrower described therein have been performed, as of the date hereof. There have been no changes to the information set forth in Schedule I of the Security Agreement.

     IN WITNESS WHEREOF, Borrower has executed this confirmation of Security Agreement.

                                   Disc Graphics, Inc.


                                   By:_______________________________
                                   Name:  Donald Sinkin
                                   Title: President and Chief
                                          Executive Officer



                                   SCHEDULE I

                                       TO

                               DISC GRAPHICS, INC.


                               SECURITY AGREEMENT


                                Principal Office*

                                10 Gilpin Avenue
                            Hauppauge, New York 11788



                      Other Offices Where Records Are Kept*

                  25 Hoffman Avenue, Hauppauge, New York 11788
                 3116 Vanowen Street, Burbank, California 91505
               1160 West 16th Street, Indianapolis, Indiana 46202


                           Locations Where Collateral
                           Is Stored, Used or Located*

                   10 Gilpin Avenue, Hauppauge, New York 11788
                 198 Greenpond Road, Rockaway, New Jersey 07866
                  25 Hoffman Avenue, Hauppauge, New York 11788
                 3116 Vanowen Street, Burbank, California 91505
               1160 West 16th Street, Indianapolis, Indiana 46202


                            Business and Trade Names
                                 Used by Debtor


         Current Names*                                       Discontinued Names

         Disc Graphics                                        Four Seasons Litho
         Benham Press


* Forms UCC-1 shall be filed in all jurisdictions where Debtor has offices or stores, uses or places Collateral, under each actual and trade name used by Debtor.